UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on August 15, 2018, in Cleveland, Ohio, pursuant to the Notice of the 2018 Annual Meeting of Shareholders and the Proxy Statement sent on or about June 29, 2018 to all shareholders of record at the close of business on June 18, 2018. At the Meeting 101,646,477 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.	The shareholders elected the following thirteen Directors to each serve a one-year term expiring at the 2019 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Kathryn W. Dindo	79,011,205	6,895,425	133,909	15,605,938
Paul J. Dolan	84,101,447	1,793,902	145,190	15,605,938
Jay L. Henderson	85,272,823	609,601	158,115	15,605,938
Elizabeth Valk Long	79,135,639	6,566,316	338,584	15,605,938
Gary A. Oatey	83,068,953	2,617,888	353,698	15,605,938
Kirk L. Perry	85,121,926	752,342	166,271	15,605,938
Sandra Pianalto	85,202,752	697,645	140,142	15,605,938
Nancy Lopez Russell	42,979,195	42,718,641	342,703	15,605,938
Alex Shumate	84,305,966	1,577,538	157,035	15,605,938
Mark T. Smucker	84,974,614	939,688	126,237	15,605,938
Richard K. Smucker	84,055,480	1,560,327	424,732	15,605,938
Timothy P. Smucker	83,523,314	2,398,980	118,245	15,605,938
Dawn C. Willoughby	85,154,670	746,702	139,167	15,605,938

2.

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2019. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
97,835,797	3,641,498	169,182	0

3.	The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
81,869,644	3,782,957	387,938	15,605,938

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Senior Vice President, General Counsel and Secretary

Date:    August 17, 2018